UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): May 6, 2008

                  CONSOLIDATED COMMUNICATIONS HOLDINGS, INC
           (Exact name of registrant as specified in its charter)

        DELAWARE                 000-51446                02-0636095
   (State of Incorporation) (Commission File Number)    (IRS employer
                                                     identification no.)


             121 SOUTH 17TH STREET
               MATTOON, ILLINOIS                          61938-3987
   (Address of principal executive offices)               (Zip code)

     Registrant's telephone number, including area code: (217) 235-3311

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 5.05 - AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

   (a)  On May 6, 2008, the Board of Directors of Consolidated
   Communications Holdings, Inc. (the "Company") adopted amendments to the Company's Code of Business Conduct and Ethics (the "Code"). The amendments took effect immediately upon adoption by the Board of Directors.

   The amendments to the Code included the following:

        * Reflecting the adoption of related policies and clarifying that certain Company policies, such as the insider trading policy and employee handbook, are not intended to be part of the Code, and deleting the insider trading policy as an Exhibit to the Code.

        * Explaining that the Company's Audit Committee, in addition to the Board of Directors, has the authority to review and approve potential conflicts of interest.

        * Clarifying that transactions between directors and officers, or entities with which they are affiliated, are not covered if the transactions are in the ordinary course of business of the Company and the director or officer has no material interest in the transactions.

        * Adding the word "material" before the words "financial interest" in the portion of the Code that states that no director, officer or employee of the Company shall, without approval, be a consultant to, or a director, officer or employee of, or otherwise operate a business that has any such interest in an entity with which the Company does business that might create or give the appearance of a conflict of interest.

        * Providing additional detail as to how anonymous complaints may be made.

        * Adding a requirement that Company personnel cooperate in internal investigations.

        * Making various other changes to update information or improve readability and clarity of the Code.

   The Company has posted the Code, as amended, on its website at www.consolidated.com.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








   Date: May 8, 2008

                       Consolidated Communications Holdings, Inc.


                       By:   /s/ Steven L. Childers
                            -------------------------------
                            Name: Steven L. Childers
                            Title:  Chief Financial Officer